VESSELS UNDER CAPITAL LEASES, NET	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
VESSELS UNDER CAPITAL LEASES, NET
VESSEL UNDER CAPITAL LEASE, NET

(in thousands of $)	2015	2014
Cost	168,577	168,577
Accumulated depreciation and amortization	(51,850)	(46,324)
Net book value	116,727	122,253

As of December 31, 2015 and 2014, we operated one vessel, the Methane Princess, under capital lease. The lease is in respect of a refinancing transaction undertaken during 2003, as described in note 23.

Drydocking costs of $8.1 million are included in the cost amounts above as of December 31, 2015 and 2014. Accumulated amortization of those costs at December 31, 2015 and 2014 was $4.1 million and $2.5 million, respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2015, 2014 and 2013 was $5.5 million, $5.5 million and $11.9 million, respectively.